SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2003


                           PAYMENT DATA SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                             ----------------------

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          Nevada                       0-30152                  98-0190072
----------------------------   ------------------------     --------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

================================================================================

                           12500 San Pedro, Suite 120
                              San Antonio, TX 78216
               (Address of principal executive offices) (Zip Code)

================================================================================

        Registrant's telephone number, including area code (210) 249-4100


                                 BILLSERV, INC.
                       211 NORTH LOOP 1604 EAST, SUITE 200
                            SAN ANTONIO, TEXAS 78232
                     (Former name and address of Registrant)

The Registrant files this Amendment No. 1 to its Form 8-K dated July 25, 2003, as previously filed with the SEC on July 29, 2003, to include certain pro forma financial information pursuant to item 7 of the Form 8-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 25, 2003 (the "Closing") Payment Data Systems, Inc., formerly known as Billserv, Inc., a Nevada corporation (the "Company") sold substantially all of its assets (the "Business") to Saro, Inc., a Delaware corporation (the "Purchaser"), which is a wholly owned subsidiary of CyberStarts, Inc., a Delaware corporation (the "Sale").

The aggregate selling price for the Business was $4,800,000 (the "Purchase Price") plus the Purchaser's assumption of certain liabilities of the Company. The Purchase Price was determined through extensive negotiations between the Purchaser and the Company. The board of directors of the Company, in its reasonable business judgment, approved the Purchase Price based upon the following factors: 1) the extensive search for a purchaser of the Business; 2) the number of offers made by potential purchasers for the Business; 3) the Company's ability to raise other sources of capital to operate the Business; and
4) the future trends in the industry of the Business.

At Closing, the Purchaser paid the Company $4,100,000 in cash. The Company may earn an additional $700,000 based upon two earnouts calculated upon gross revenues of the Business for the four consecutive quarters following the Closing, the first quarter of which begins the first day of the first full month after the Closing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information.

The following unaudited pro forma financial information gives effect to the Company's disposition of the Business on July 25, 2003. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 include the effects of the disposition as if the disposition had occurred on January 1, 2002. The following pro forma financial information, consisting of the pro forma balance sheet as of June 30, 2003, the pro forma statements of operations, and the accompanying notes, should be read in conjunction with the historical annual and quarterly financial statements and accompanying notes of the Company. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the Company after the disposition of the Business, or of the results of operations of the Company that would have occurred had the disposition been effected on the dates described above.

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

                           PAYMENT DATA SYSTEMS, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2003

                                                                                  Pro Forma       Pro Forma
                                                                 Historical      Adjustments       Results
                                                                ------------    ------------    ------------
Assets:
   Current assets:
      Cash and cash equivalents (2)                             $    102,340    $  1,340,698    $  1,443,038
      Accounts receivable, net                                       630,944               -         630,944
      Prepaid expenses and other (4)                                 124,165         (79,336)         44,829
                                                                ------------    ------------    ------------
Total current assets                                                 857,449       1,261,362       2,118,811

   Property and equipment, net (4)                                 1,360,047      (1,172,969)        187,078
   Property and equipment held for sale (11)                               -         135,000         135,000
   Intangible asset, net                                              15,000               -          15,000
                                                                ------------    ------------    ------------
Total assets                                                    $  2,232,496    $    223,393    $  2,455,889
                                                                ============    ============    ============
Liabilities and stockholders' equity (deficit):
   Current liabilities:
      Accounts payable (3)                                      $  1,478,871    $   (619,889)   $    858,982
      Accrued expenses and other current liabilities (3)             699,934         (50,000)        649,934
      Current portion of obligations under capital leases (5)         19,973         (19,973)              -
      Current portion of deferred revenue (5) (6)                    203,670        (203,670)              -
      Short-term borrowings (3)                                    1,800,000      (1,800,000)              -
                                                                ------------    ------------    ------------
Total current liabilities                                          4,202,448      (2,693,532)      1,508,916

Obligations under capital leases, less current portion (5)            31,722         (31,722)              -
Deferred revenue, less current portion (6)                            35,556         (35,556)              -

Stockholders' equity (deficit):
   Common stock, $.001 par value, 200,000,000 shares
     authorized; 20,722,656 issued and outstanding at
     June 30, 2003                                                    20,723               -          20,723
   Additional paid-in capital                                     46,793,027               -      46,793,027
   Accumulated deficit                                           (48,850,980)      2,984,203     (45,866,777)
                                                                ------------    ------------    ------------
Total stockholders' equity (deficit)                              (2,037,230)      2,984,203         946,973
                                                                ------------    ------------    ------------
Total liabilities and stockholders' equity (deficit)            $  2,232,496    $    223,393    $  2,455,889
                                                                ============    ============    ============

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

                           PAYMENT DATA SYSTEMS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                                        Pro Forma      Pro Forma
                                                       Historical      Adjustments      Results
                                                      ------------    ------------    ------------
Service revenues                                      $  1,851,145    $ (1,798,074)   $     53,071
Software license revenues                                        -               -               -
                                                      ------------    ------------    ------------
Total revenues (7)                                       1,851,145      (1,798,074)         53,071

Cost of service revenues                                 1,419,970      (1,382,707)         37,263
Cost of software license revenues                                -               -               -
                                                      ------------    ------------    ------------
Total cost of revenues (7)                               1,419,970      (1,382,707)         37,263
                                                      ------------    ------------    ------------

Gross margin                                               431,175        (415,367)         15,808

Operating expenses:
   Selling, general and administrative (8)               1,194,060               -       1,194,060
   Research and development (8)                             71,940               -          71,940
   Provision for impairment of assets                      200,000               -         200,000
   Depreciation and amortization (9)                       604,352        (508,822)         95,530
                                                      ------------    ------------    ------------
Total operating expenses                                 2,070,352        (508,822)      1,561,530
                                                      ------------    ------------    ------------

Operating loss                                          (1,639,177)         93,455      (1,545,722)

Other income (expense), net:
   Interest income                                           4,194               -           4,194
   Interest expense (10)                                   (60,780)         59,178          (1,602)
   Other income (expense)                                  (19,157)              -         (19,157)
                                                      ------------    ------------    ------------
Total other income, net                                    (75,743)         59,178         (16,565)
                                                      ------------    ------------    ------------

Loss from continuing operations before income taxes     (1,714,920)        152,633      (1,562,287)
Income taxes                                                     -               -               -
                                                      ------------    ------------    ------------

Net loss from continuing operations                     (1,714,920)        152,633      (1,562,287)

Discontinued operations:
   Net loss from discontinued operations                         -        (152,633)       (152,633)
   Gain on disposition of discontinued operations                -               -               -
                                                      ------------    ------------    ------------

Net loss                                              $ (1,714,920)  $           -    $ (1,714,920)
                                                      ============    ============    ============
Per common share - basic and diluted:
Net loss from continuing operations                                                   $      (0.07)
Net loss from discontinued operations                                                 $      (0.01)
                                                                                      ------------

Net loss                                                                              $      (0.08)
                                                                                      ============

Weighted average common shares outstanding                                              20,704,523

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

                           PAYMENT DATA SYSTEMS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                      Pro Forma      Pro Forma
                                                     Historical      Adjustments      Results
                                                    ------------    ------------    ------------
Service revenues                                    $  3,968,554    $ (3,891,484)   $     77,070
Software license revenues                                238,000        (238,000)              -
                                                    ------------    ------------    ------------
Total revenues (7)                                     4,206,554      (4,129,484)         77,070

Cost of service revenues                               4,462,344      (4,403,605)         58,739
Cost of software license revenues                        228,000        (228,000)              -
                                                    ------------    ------------    ------------
Total cost of revenues (7)                             4,690,344      (4,631,605)         58,739
                                                    ------------    ------------    ------------

Gross margin                                            (483,790)        502,121          18,331

Operating expenses:
   Selling, general and administrative (8)             4,822,459               -       4,822,459
   Research and development (8)                          461,065               -         461,065
   Provision for impairment of assets                    855,117               -         855,117
   Depreciation and amortization (9)                   1,658,886      (1,467,826)        191,060
                                                    ------------    ------------    ------------
Total operating expenses                               7,797,527      (1,467,826)      6,329,701
                                                    ------------    ------------    ------------

Operating loss                                        (8,281,317)      1,969,947      (6,311,370)

Other income (expense), net:
   Interest income                                        81,799               -          81,799
   Interest expense (10)                              (1,114,798)      1,091,886         (22,912)
   Equity in loss of unconsolidated subsidiary            (7,729)              -          (7,729)
   Loss on related party guarantees                   (1,278,138)              -      (1,278,138)
   Other income (expense)                               (354,494)              -        (354,494)
                                                    ------------    ------------    ------------
Total other income, net                               (2,673,360)      1,091,886      (1,581,474)
                                                    ------------    ------------    ------------
Loss from continuing operations before income
   taxes                                             (10,954,677)      3,061,833      (7,892,844)
Income taxes                                                   -               -               -
                                                    ------------    ------------    ------------

Net loss from continuing operations                  (10,954,677)      3,061,833      (7,892,844)

Discontinued operations:
   Net loss from discontinued operations                       -      (3,061,833)     (3,061,833)
   Gain on disposition of discontinued operations              -               -               -
                                                    ------------    ------------    ------------

Net loss                                            $(10,954,677)  $           -    $(10,954,677)
                                                    ============    ============    ============

Per common share - basic and diluted:
Net loss from continuing operations                                                 $      (0.38)
Net loss from discontinued operations                                               $      (0.15)
                                                                                    ------------

Net loss                                                                            $      (0.53)
                                                                                    ============

Weighted average common shares outstanding                                            20,591,304

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

Notes to the Pro Forma Financial Information:

   (1) The pro forma adjustments above give effect to the Company's disposition of the Business on July 25, 2003 to the Purchaser. The pro forma adjustments consider only that portion of the consideration received at the closing of the transaction ($4,126,000 in cash). The pro forma adjustments for the balance sheet are reflected as if the disposition had occurred on the balance sheet date. The pro forma adjustments for the statements of operations reflect the elimination of financial activity from the Company's divested operations along with the pro forma effect of the disposition as if the disposition had occurred on January 1, 2002.
   (2) The adjustment reflects the cash proceeds from the sale of $4,126,000 less the payments required to be made to secured creditors at the time of Closing, including a broker fee of $315,000 (see note 3).
   (3) The adjustments represent amounts due to secured creditors that were required to be paid at the time of Closing as a condition of the Sale.
   (4) The adjustment represents the carrying value of the assets that were sold to the Purchaser, excluding $135,000 of property and equipment that was reclassified as held for sale (see note 11).
   (5) The adjustments give effect to the liabilities assumed by the Purchaser, including deferred revenue of $54,000.
   (6) The adjustments reflect the recognition of the deferred revenue that related to the customer list that was sold as part of the Business.
   (7) The adjustments give effect to the revenues and related costs of revenues of the Business that was sold to the Purchaser.
   (8) Although no pro forma adjustments were made, the Company estimates that cost savings related to these expenses resulting from the disposition of the Business, including the termination of personnel that were hired by the Purchaser subsequent to the Sale, are approximately $800,000 and $4.3 million for the six months ended June 30, 2003 and year ended December 31, 2002, respectively.
   (9) The adjustments give effect to the depreciation and amortization expense related to the assets that were sold to the Purchaser.
   (10) The adjustment gives effect to the interest savings as a result of the short-term borrowings being paid in full as a condition of the Sale at the Closing (see note 3).
   (11) The adjustment represents additional assets available for sale as a result of the release of creditor liens at the Closing and excess capacity subsequent to the Sale.


Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act of 1995. Investors are cautioned that actual results may differ substantially from such forward-looking statements, which involve risks and uncertainties including, but not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological changes, dependence upon third-party vendors, customer relations, government supervision and regulation, changes in industry practices, changes in third-party expense reimbursement procedures, and other risks detailed in the Company's periodic filings with the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BILLSERV, INC.


Date: September 26, 2003               By: /s/ MICHAEL R. LONG
                                           -------------------------------------
                                           Michael R. Long
                                           Chief Executive Officer

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